FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

        Date of Report (Date of earliest event reported) May 23, 2006
                                                         ----------------

                          TRADESTAR SERVICES, INC.

                   formerly known as  Frontier Staffing, Inc.
                  --------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


       Nevada                000-51229               51-0482104
    ---------------          ----------        --------------------------
    (State or other          (Commission       (IRS Employer File Number)
    jurisdiction of          File No.)
    incorporation)


             3451-A Candelaria NE, Albuquerque, New Mexico 87107
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (505) 872-3133
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Tradestar Services, Inc. and its subsidiaries.


7.01  Regulation FD Disclosure.
-------------------------------

May 23, 2006, we announced our acquisition of The CYMRI Corporation, together with new officers and directors. The news release is attached to this Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information set forth in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item
7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or in the Exchange Act except as may be expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits.
--------------------------------------------

(c) Exhibits.

99.1 News release dated May 23, 2006 announcing acquisition of The CYMRI Corporation, together with new officers and direcors



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Tradestar Services, Inc.


Dated: May 23, 2006                    By: /s/ Frederick A. Huttner
                                             -----------------------
                                             Chief Executive Officer